November 6, 2001



--------------------------------------------------------------------------------


THERMO
ELECTRON CORPORATION



Discussion on   [SPECTRA LOGO] Spectra-Physics

This presentation was prepared exclusively for the benefit and internal use of Thermo Electron Corporation in order to indicate, on a preliminary basis, the feasibility of a possible transaction or transactions and does not carry any right of publication or disclosure to any other party. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by JPMorgan. Neither this presentation nor any of its contents may be used for any other purpose without the prior written consent of JPMorgan.

The information in this presentation is based upon management forecasts and reflects prevailing conditions and our views as of this date, all of which are accordingly subject to change. In preparing this presentation, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources or which was provided to us by or on behalf of Thermo Electron Corporation or which was otherwise reviewed by us. In addition, our analyses are not and do not purport to be appraisals of the assets, stock, or business of Thermo Electron Corporation.

JPMorgan is a marketing name for investment banking businesses of JPMorgan Chase & Co. and its subsidiaries worldwide. Securities, syndicated loan arranging, financial advisory and other investment banking activities are performed by JPMorgan Securities Inc., the JPMorgan division of Chase Securities Inc. and their securities affiliates, and lending, derivatives and other commercial banking activities are performed by Morgan Guaranty Trust Company of New York, The Chase Manhattan Bank and their banking affiliates. JPMorgan deal team members may be employees of any of the foregoing entities.

RECENT EVENTS
===============================================================================

-------------------
      8/21/01       Thermo Electron announces that it plans to take its
                    Spectra-Physics subsidiary private at a cash price of
                    $20/share. It expects to initiate a cash offer by the end
                    of September
-------------------

-------------------
      9/11/01       World Trade Center and Pentagon terrorist attacks
-------------------

-------------------
      9/26/01       Thermo Electron announces that it is delaying the
                    commencement of its cash tender offer for shares of its
                    subsidiary Spectra-Physics in order to analyze the impact on
                    Spectra-Physics due to the worsening economic conditions
                    associated with the recent terrorist attacks
-------------------

-------------------
     10/31/01       JPMorgan internal Fairness Committee meeting
-------------------

-------------------
     11/06/01       Thermo Electron Executive Committee of the Board of
                    Directors meeting
-------------------

SUMMARY OF ILLUSTRATIVE TRANSACTION
===============================================================================

PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY

$ MILLIONS, EXCEPT PER SHARE DATA

Acquirer                                               Thermo Electron Corporation

Target                                                 Spectra-Physics

Consideration                                          Cash

Minority stake purchased                               20.2% basic
                                                       26.8% fully diluted

                                                                       ILLUSTRATIVE PURCHASE PRICES
PURCHASE PRICE (PER SHARE)                            $14.00                      $16.00                      $18.00
-----------------------------------------------------------------------------------------------------------------------
Implied transaction value(1)                            $274                        $310                        $346

Implied equity value(1)                                  241                         278                         314

Equity value of minority stake(2)                         54                          64                          74

(1) Based on 16.7MM common shares, 1.5 MM options with an average strike price of $9.19; net debt of $32MM as of 9/30/01
(2) Fully diluted value net of option proceeds, based on 13.3MM TMO shares
Note: SPLI stand-alone case estimates based on TMO management projections

ANALYSIS AT VARIOUS PRICES
===============================================================================

PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE PRICES

                               Current(1)                                               Range of prices
Price per share                   $17.11                        $14.00                        $16.00                        $18.00

Equity value                        $298                          $241                          $278                          $314
Firm value                           330                           274                           310                           346
                               ----------                    ----------                    ----------                    ----------
Minority stake value                 $70                           $54                           $64                           $74

IMPLIED MULTIPLES

FV/2001 sales                        1.5x                          1.3x                          1.4x                          1.6x
FV/2002 sales                        1.5                           1.3                           1.4                           1.6

FV/2001 EBITDA                      30.9x                         25.6x                         29.0x                         32.4x
FV/2002 EBITDA                      15.9                          13.2                          15.0                          16.7

FV/2001 EBIT                         NM                            NM                            NM                            NM
FV/2002 EBIT                        67.1                          55.6                          63.0                          70.4

P/E 2001                             NM                            NM                            NM                            NM
P/E 2002                           108.2                          88.5                         101.1                         113.8

Key financials                                              Net debt(2)                         Shares outstanding
                                 2001E(3)   2002E(3)        Total debt                 $40      Shares outstanding        16.7
                              ---------------------         Cash                         7      Options                    1.5
Sales                              $214       $214                               ----------     Average strike           $9.19
EBITDA                               11         21          Net debt                   $32      Fully diluted shares      17.4
EBIT                                (2)          5
Cash net income                     (1)          3
Cash EPS                        ($0.08)      $0.16

(1) Price as of 10/29/01
(2) Net debt as of 9/30/01
(3) Stand-alone case based on TMO management projections

RELATIVE SHARE PRICE PERFORMANCE
===============================================================================

INDEXED TO SPLI SHARE PRICE

                                      Optical      Industrial
% return                    SPLI      peers(1)    laser peers2    NASDAQ
-------------------- ------------ ----------- --------------- ------------
LTM                        (50%)       (84%)           (71%)        (47%)
Last 3 months              (12%)       (44%)           (20%)        (16%)
Last 6 months               (8%)       (64%)           (45%)        (20%)
-------------------- ------------ ----------- --------------- ------------

                                [LINE GRAPH]


(1) Optical peers include: Avanex, Bookham, Corning, Finisar, JDS Uniphase, Luminent, New Focus, OCPI and Oplink
(2) Industrial laser pees include: Coherent, GSI Lumonics and Newport

RECENT SHARE PRICE PERFORMANCE
===============================================================================

AUGUST 2001 - PRESENT

-------------------------------
CUMULATIVE VOL. (THS)
-------------------------------

DATE       SHARES       % FLOAT
-------------------------------
8/21       2,424         72%
9/11       1,124         33%
9/26         550         16%
-------------------------------


                            [BAR GRAPH]

Source: IDD

PREMIA ANALYSIS AT VARIOUS ILLUSTRATIVE PRICES
===============================================================================

PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY

                                                                             Illustrative purchase prices
                                -------------------------------------------------------------------------------------------
                                                SPLI prices           $14.00              $16.00          $18.00
                                ---------------------------------------------------------------------------------
1-day prior to offer                                 $13.69               2%                 17%             31%

Current                                              $17.11            (18%)                (6%)              5%

1-week prior                                         $17.34            (19%)                (8%)              4%

9/10/01                                              $20.70            (32%)               (23%)           (13%)
                                ------------------------------

Note: As of close 10/29/01
Source: IDD

HISTORICAL SHARES TRADED ANALYSIS
===============================================================================

SHARES TRADED PERFORMANCE

                   --------------------------------                           --------------------------------
SINCE 8/20/01      Avg. daily vol.          53.1Ths           ONE-YEAR        Avg. daily vol.          24.2Ths
                   Total shares traded        2.4MM                           Total shares traded        6.0MM
                   % of total(1)                15%                           % of total(1)                36%
                   % of float(2)                72%                           % of float(2)               178%
                   --------------------------------                           --------------------------------


                                 [BAR GRAPHS]


Price range
Volume in range (MM)
Cumulative shares traded

(1) Based on 16.7 million common shares outstanding
(2) Based on 16.7 million common shares outstanding less 13.3 million Thermo Electron shares held
Note: As of 10/29/01
Source: Financial Database Services

SUMMARY VALUATION
===============================================================================

PRICES DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY

SUMMARY VALUATION                -----------------          ----------------
$ PER SHARE                      REVISED VALUATION          AUGUST VALUATION
                                 -----------------          ----------------
                                      Price                      Price
                                     10/29/01                    8/13/01
                                      $17.11                     $17.63
                                 -----------------          ----------------

                                    [CHART]

SPLI 2001 FORECAST REVISIONS
===============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
STAND-ALONE CASE; $ MILLIONS


                                          3 + 9 forecast    6 + 6 forecast  9 + 3 forecast
                         2001 OP           (April 2001)       (July 2001)    (October 2001)                  Actual       Actual
                     (November 2000)        Cumulative         Cumulative      Cumulative                  Cumulative   Cumulative
                       Projection            %(DELTA)           %(DELTA)        %(DELTA)       Actual       $(DELTA)     %(DELTA)
                     ---------------      --------------    --------------  ---------------   ---------    -----------  ----------
Bookings
Q1                             $52                  -                  -                -          $58            $7           13%
Q2                              64               (6%)                  -                -           55           (9)         (14%)
Q3                              70                 0%              (23%)                -           48          (21)         (31%)
Q4                              74                14%               (6%)            (24%)            -             -             -
                 -----------------------------------------------------------------------------------------------------------------
2001                          $260                 5%               (9%)            (16%)            -             -             -

Revenues
Q1                             $55                  -                  -                -          $55          ($1)          (1%)
Q2                              64              (14%)                  -                -           55          (10)         (15%)
Q3                              70              (10%)              (24%)                -           49          (20)         (29%)
Q4                              74               (3%)              (10%)            (24%)            -             -             -
                 -----------------------------------------------------------------------------------------------------------------
2001                          $263               (7%)              (13%)            (18%)            -             -             -

EBITA
Q1                              $0                  -                  -                -           $1            $1          350%
Q2                               3             (104%)                  -                -            1           (2)         (75%)
Q3                               6              (20%)             (127%)                -          (3)           (9)        (162%)
Q4                               8                 2%              (30%)           (101%)            -             -             -
                 -----------------------------------------------------------------------------------------------------------------
2001                           $17              (18%)              (65%)           (111%)            -             -             -


Note: All changes are cumulative from November 2001 operating plan projections; SPLI stand-alone case estimates based on TMO management projections

SPLI ASSUMPTIONS - REVISED STAND-ALONE CASE
===============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS


Current forecast          2001E           2002E            2003E           2004E           2005E           2006E
                      --------------- --------------- ---------------- --------------- --------------- ---------------
Revenues
   Base                     $206            $206             $231            $258            $289            $324
   % growth                  14%              0%              12%             12%             12%             12%
   Telecom                     8               8               16              22              31              44
   % growth                  48%              0%             100%             40%             40%             40%
                      --------------- --------------- ---------------- --------------- --------------- ---------------
   Total                    $214            $214             $247            $281            $321            $368
   % growth                14.9%            0.0%            15.3%           13.8%           14.2%           14.7%

EBIT
   Consolidated             ($2)              $5              $13             $22             $28             $33
   % margin               (0.9%)            2.3%             5.4%            8.0%            8.6%            9.0%

EBITA
   Consolidated             ($1)              $6              $14             $23             $28             $34
   % margin               (0.6%)            2.6%             5.7%            8.2%            8.8%            9.2%

EBITDA
   Consolidated              $11             $21              $30             $40             $46             $52
   % margin                 5.0%            9.7%            12.1%           14.1%           14.2%           14.1%


Note: SPLI estimates based on TMO management projections

SPLI ASSUMPTIONS - AUGUST STAND-ALONE CASE
===============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS


August forecast                   2001E           2002E            2003E           2004E           2005E           2006E
                               -------------- --------------- ---------------- --------------- --------------- ---------------
Revenues
   Base                             $207            $228             $251            $276            $303            $333
   % growth                          14%             10%              10%             10%             10%             10%
   Telecom                            16              18               19              21              23              26
   % growth                         196%             10%              10%             10%             10%             10%
                               -------------- --------------- ---------------- --------------- --------------- ---------------
   Total                            $223            $245             $270            $297            $327            $359
   % growth                        19.8%           10.0%            10.0%           10.0%           10.0%           10.0%

EBIT
   Consolidated                       $1              $8              $16             $23             $29             $35
   % margin                         0.3%            3.4%             5.8%            7.6%            8.7%            9.7%

EBITA
   Consolidated                       $3             $10              $18             $25             $30             $37
   % margin                         1.1%            4.2%             6.5%            8.3%            9.3%           10.3%

EBITDA
   Consolidated                      $15             $25              $33             $41             $48             $55
   % margin                         6.6%           10.4%            12.4%           13.8%           14.6%           15.3%


Note: SPLI estimates based on TMO management projections

STAND-ALONE CASE COMPARISON
===============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS


                                        2001E           2002E            2003E           2004E           2005E           2006E
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
Revenues
   Base - current                         $206            $206             $231            $258            $289            $324
   Base - August                           207             228              251             276             303             333
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
   Delta                                  ($1)           ($22)            ($20)           ($18)           ($14)            ($9)

   Telecom - current                        $8              $8              $16             $22             $31             $44
   Telecom - August                         16              18               19              21              23              26
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
   Delta                                  ($8)           ($10)             ($3)              $1              $8             $18

EBIT
   Consolidated - current                 ($2)              $5              $13             $22             $28             $33
   Consolidated - August                     1               8               16              23              29              35
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
   Delta                                  ($3)            ($3)             ($3)            ($1)            ($1)            ($2)

EBITA
   Consolidated - current                 ($1)              $6              $14             $23             $28             $34
   Consolidated - August                     3              10               18              25              30              37
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
   Delta                                  ($4)            ($4)             ($4)            ($2)            ($2)            ($3)

EBITDA
   Consolidated - current                  $11             $21              $30             $40             $46             $52
   Consolidated - August                    15              25               33              41              48              55
                                    --------------- --------------- ---------------- --------------- --------------- ---------------
   Delta                                  ($4)            ($4)             ($3)            ($1)            ($2)            ($3)


Note: SPLI estimates based on TMO management projections

SPLI DCF COMPARISON - STAND-ALONE CASE
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA


Current forecast
                      -------------------------------------------                  --------------------------------------------
                                      Firm value                                             Equity value per share
                      -------------------------------------------                  --------------------------------------------
                                 EBITDA exit multiple                                         EBITDA exit multiple
                      -------------------------------------------                  --------------------------------------------
                               7.5x         8.0 x          8.5 x                             7.5x         8.0 x          8.5 x
                      -------------------------------------------                  --------------------------------------------
                  10%          $256          $272           $288               10%         $13.03        $13.92         $14.80
         WACC     11%           245           260            276       WACC    11%          12.43         13.28          14.12
                  12%           235           249            264               12%          11.86         12.67          13.48



August forecast
                      -------------------------------------------                    --------------------------------------------
                                      Firm value                                               Equity value per share
                      -------------------------------------------                    --------------------------------------------

                                 EBITDA exit multiple                                           EBITDA exit multiple
                      -------------------------------------------                    --------------------------------------------
                               7.5x         8.0 x          8.5 x                               7.5x         8.0 x          8.5 x
                      -------------------------------------------                    --------------------------------------------
                  10%          $275          $292           $309                 10%         $14.35        $15.29         $16.23
         WACC     11%           263           280            296         WACC    11%          13.70         14.59          15.49
                  12%           252           268            283                 12%          13.08         13.94          14.79


Note: SPLI estimates based on TMO management projections

SPLI ASSUMPTIONS - REVISED SPIN-IN CASE
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS

CURRENT FORECAST           2001E           2002E            2003E           2004E           2005E           2006E
REVENUES
   Base                      $206            $206             $231            $258            $289            $324
   % growth                   14%              0%              12%             12%             12%             12%
   Telecom                      8               8               16              22              31              44
   % growth                   48%              0%             100%             40%             40%             40%
                       --------------- --------------- ---------------- --------------- --------------- ---------------
   Total                     $214            $214             $247            $281            $321            $368
   % growth                 14.9%            0.0%            15.3%           13.8%           14.2%           14.7%

EBIT
   Consolidated              ($2)             $12              $21             $30             $36             $42
   % margin                (0.9%)            5.6%             8.4%           10.8%           11.2%           11.4%

EBITA
   Consolidated              ($1)             $13              $21             $31             $37             $43
   % margin                (0.6%)            5.9%             8.7%           11.0%           11.4%           11.6%

EBITDA
   Consolidated               $11             $28              $37             $48             $54             $61
   % margin                  5.0%           13.0%            15.1%           16.9%           16.8%           16.5%


Note: SPLI estimates based on TMO management projections

SPLI ASSUMPTIONS - AUGUST SPIN-IN CASE
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS

AUGUST FORECAST                 2001E           2002E            2003E           2004E           2005E           2006E
REVENUES
   Base                           $207            $228             $251            $276            $303            $333
   % growth                        14%             10%              10%             10%             10%             10%
   Telecom                          16              18               19              21              23              26
   % growth                       196%             10%              10%             10%             10%             10%
                            --------------- --------------- ---------------- --------------- --------------- ---------------
   Total                          $223            $245             $270            $297            $327            $359
   % growth                      19.8%           10.0%            10.0%           10.0%           10.0%           10.0%

EBIT
   Consolidated                     $1             $15              $23             $31             $37             $44
   % margin                       0.3%            6.3%             8.6%           10.3%           11.3%           12.2%

EBITA
   Consolidated                     $3             $17              $25             $32             $39             $46
   % margin                       1.1%            7.1%             9.3%           10.9%           11.9%           12.8%

EBITDA
   Consolidated                    $15             $32              $41             $49             $56             $64
   % margin                       6.6%           13.2%            15.2%           16.5%           17.1%           17.8%


Note: SPLI estimates based on TMO management projections

SPIN-IN CASE COMPARISON
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS

                                    2001E           2002E           2003E           2004E           2005E           2006E
REVENUES
   Base - current                      $206            $206            $231            $258            $289            $324
   Base - August                        207             228             251             276             303             333
                                --------------- --------------- --------------- --------------- --------------- ---------------
   Delta                               ($1)           ($22)           ($20)           ($18)           ($14)            ($9)

   Telecom - current                     $8              $8             $16             $22             $31             $44
   Telecom - August                      16              18              19              21              23              26
                                --------------- --------------- --------------- --------------- --------------- ---------------
   Delta                               ($8)           ($10)            ($3)              $1              $8             $18

EBIT
   Consolidated - current              ($2)             $12             $21             $30             $36             $42
   Consolidated - August                  1              15              23              31              37              44
                                --------------- --------------- --------------- --------------- --------------- ---------------
   Delta                               ($3)            ($3)            ($2)            ($1)            ($1)            ($2)

EBITA
   Consolidated - current              ($1)             $13             $21             $31             $37             $43
   Consolidated - August                  3              17              25              32              39              46
                                --------------- --------------- --------------- --------------- --------------- ---------------
   Delta                               ($4)            ($5)            ($4)            ($1)            ($2)            ($3)

EBITDA
   Consolidated - current               $11             $28             $37             $48             $54             $61
   Consolidated - August                 15              32              41              49              56              64
                                --------------- --------------- --------------- --------------- --------------- ---------------
   Delta                               ($4)            ($4)            ($4)            ($1)            ($2)            ($3)

Note: SPLI estimates based on TMO management projections

SPLI DCF COMPARISON - SPIN-IN CASE
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA

CURRENT FORECAST

                      -------------------------------------------                      --------------------------------------------
                                      FIRM VALUE                                                 EQUITY VALUE PER SHARE
                      -------------------------------------------                      --------------------------------------------

                                 EBITDA EXIT MULTIPLE                                             EBITDA EXIT MULTIPLE
                      -------------------------------------------                      --------------------------------------------
                               7.5x          8.0x           8.5x                                 7.5x          8.0x           8.5x
                      -------------------------------------------                      --------------------------------------------
                  10%          $322          $341           $359                   10%         $16.65        $17.68         $18.72
         WACC     11%           308           326            344           WACC    11%          15.91         16.90          17.89
                  12%           296           313            330                   12%          15.22         16.16          17.11

AUGUST FORECAST

                      -------------------------------------------                     --------------------------------------------
                                      FIRM VALUE                                                EQUITY VALUE PER SHARE
                      -------------------------------------------                     --------------------------------------------

                                 EBITDA EXIT MULTIPLE                                             EBITDA EXIT MULTIPLE
                      -------------------------------------------                     --------------------------------------------
                               7.5x          8.0x           8.5x                                7.5x          8.0x           8.5x
                      -------------------------------------------                     --------------------------------------------
                  10%          $351          $371           $391                  10%         $18.52        $19.61         $20.70
         WACC     11%           337           356            375          WACC    11%          17.74         18.78          19.82
                  12%           323           341            359                  12%          16.99         17.99          18.98

Note: SPLI estimates based on TMO management projections

INDUSTRY LASER TRADING COMPARABLES
==============================================================================
$ MILLIONS, EXCEPT PER SHARE DATA

                                                                                   FIRM VALUE
                                                                  ----------------------------------------
                                                                          REVENUE                EBITDA            P/E
                                                                  ----------------------------------------  -------------------
                                         MARKET     FIRM
COMPANY           PRICE(1)  % 52-WEEK HIGH    VALUE     VALUE     2001E      2002E      2001E      2002E    2001E       2002E
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

Spectra-Physics   $17.11             37%       $298      $330       1.5x      1.5x      30.9x      15.9x         NM      108.2x
--------------------------------------------------------------------------------------------------------------------------------


Coherent Inc.2    $28.70             53%       $847      $723       1.5x      1.7x       9.9x      12.0x       23.7x      37.3x

GSI Lumonics       $7.76             47%        318       225        0.9      1.3          NM       NM           NM       NM

Newport Corp      $16.36             13%        627       376        1.2      1.4        8.7       14.9        22.1       45.4


--------------------------------------------------------------------------------------------------------------------------------
MEDIAN                                                              1.2x      1.4x       9.3x      13.4x       22.9x      41.4x
--------------------------------------------------------------------------------------------------------------------------------

(1) As of close 10/29/01
(2) Pro forma for public equity holdings and disposal of Medical segment; based on most recent equity research (Robertson Stephens 10/25/01) with EPS of $1.21 and $0.77 in 2001 and 2002 respectively vs. I/B/E/S EPS estimates of $1.21 and $1.14 in 2001 and 2002 respectively
Notes: SPLI stand-alone estimates based on TMO management projections; all others based on company filings, equity research and IBES estimates

COMPARABLE SHARE PERFORMANCE
==============================================================================

                                                                   8/20
                             8/13                         (1-DAY PRIOR TO OFFER/                             9/10
                       (BOARD BOOK DATA)                       BOARD MEETING)                  (1-DAY PRIOR TO TERRORIST ATTACKS)
                 -------------------------------  ------------------------------------  --------------------------------------------
                 % CHANGE       IMPLIED PRICE(1)        % CHANGE      IMPLIED PRICE(1)               % CHANGE       IMPLIED PRICE(1)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SPLI                   (3%)               $19.41               25%              $25.00                    (17%)               $16.53
------------------------------------------------------------------------------------------------------------------------------------


TMO                     1%               $20.13                4%              $20.82                       1%               $20.25

DJIA                 (11%)                17.80             (10%)               17.96                     (3%)                19.30

S&P 500               (9%)                18.10              (8%)               18.41                     (1%)                19.74

NASDAQ               (14%)                17.15             (10%)               18.07                       0%                20.05


INDUSTRIAL LASER

   Coherent Inc.     (18%)               $16.33             (20%)              $16.04                    (14%)               $17.27

   GSI Lumonics Inc.  (8%)                18.43              (3%)               19.35                     (4%)                19.28

   Newport Corp.     (25%)                15.01             (11%)               17.81                      11%                22.12

MEDIAN               (18%)               $16.33             (11%)              $17.81                     (4%)               $19.28



(1) Based on original offer price of $20.00 per share
Note: As of close 10/29/01

IMPLIED VALUATION - COHERENT
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS, EXCEPT PER SHARE DATA

                                    2002E STAND-ALONE CASE                               2002E SPIN-IN CASE

                           IMPLIED STREET      LATEST BROKERAGE REPORT(1)     IMPLIED STREET      LATEST BROKERAGE REPORT(1)
SPLI revenue                                               $214                                               $214
Coherent FV/revenue                                        1.7x                                               1.7x
Implied firm value                 NA                       371                       NA                       371
Implied equity value                                        338                                                338
EQUITY VALUE PER SHARE                                   $19.44                                             $19.44
SPLI EBITDA                       $21                       $21                      $28                       $28
Coherent FV/EBITDA               9.4x                     12.0x                     9.4x                     12.0x
Implied firm value                194                       248                      260                       332
Implied equity value              162                       216                      227                       300
EQUITY VALUE PER SHARE          $9.29                    $12.41                   $13.06                    $17.23
SPLI EPS                        $0.16                     $0.16                    $0.40                     $0.40
Coherent P/E                    25.2x                     37.3x                    25.2x                     37.3x
Equity value per share          $3.98                     $5.90                   $10.06                    $14.89

(1) Based on Robertson Stephens equity research 10/25/01 with EPS of $1.21 and $0.77 in 2001 and 2002 respectively vs. I/B/E/S EPS estimates of $1.21 and $1.14 in 2001 and 2002 respectively
Note: SPLI estimates based on TMO management projections; Based on $32MM of net debt, 16.7MM common shares and 1.5MM options with an average strike price of $9.19; numbers may not total due to rounding

ILLUSTRATIVE PRO-FORMA ANALYSIS
==============================================================================
DISPLAYED FOR ILLUSTRATIVE PURPOSES ONLY
$ MILLIONS

                                     2002 ACCRETION/(DILUTION) TO TMO

                                             STAND-ALONE CASE
                                              PURCHASE PRICE
  SPLI
    EPS                          $14.00             $16.00             $18.00
                         ---------------------------------------------------------
                   $0.10         (0.7%)             (0.8%)             (1.0%)

                   $0.16         (0.5%)             (0.7%)             (0.9%)

                   $0.25         (0.3%)             (0.5%)             (0.7%)

Equity value                       $241               $278               $314
Minority purchase cost               54                 64                 74


                                               SPIN-IN CASE
                                              PURCHASE PRICE

                               $14.00             $16.00             $18.00
                         ---------------------------------------------------------
                   $0.30        (0.2%)             (0.4%)             (0.6%)

                   $0.40        (0.0%)             (0.2%)             (0.3%)

                   $0.50          0.2%               0.1%             (0.1%)

                                  $241               $278               $314

                                    54                 64                 74

Note: Assumes TMO cash net income of $181MM in 2002, SPLI stand-alone and spin-off cash EPS of $0.17 and $0.41 in 2002 respectively and 17.4MM (treasury method) shares in 2002; assumes 40% tax rate and 5% financing rate; SPLI estimates based on TMO management projections, TMO estimates based on JPMorgan equity research, assumes 100% cash transaction valued as of January 1, 2002